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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
               --------------------------------------------------


We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Four Media Company 1997 Stock Option of our report dated October 25, 1999, with respect to the consolidated financial statements and schedule of Four Media Company included in its Annual Report (Form 10-K) for the year ended August 1, 1999, filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP

December 7, 1999
Los Angeles, California